MULTI-MANAGER INTERNATIONAL EQUITY FUND

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED OCTOBER 26, 2011 TO

SUMMARY PROSPECTUS DATED JULY 31, 2011 (AS REVISED AUGUST 10, 2011)

Northern Trust Investments, Inc. is scheduled to increase the expense reimbursement it provides to the Multi-Manager International Equity Fund effective as of January 1, 2012. This increase in expense reimbursement will have the effect of reducing the Total Annual Fund Operating Expenses paid by investors. The following chart illustrates the increase in expense reimbursement:

Fund	Total Annual Fund Operating Expenses After Expense Reimbursement	Operating Expense Reduction	Total Annual Fund Operating Expenses After Expense Reimbursement Effective 1/1/2012
Multi-Manager International Equity	1.40%	-0.10%	1.30%

The new contractual expense reimbursement arrangement is expected to continue from implementation until at least December 31, 2012.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	NF SPT MINTL (10/11)

NORTHERN FUNDS PROSPECTUS